AMENDMENT NO. 2

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

This Amendment No. 2 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) amends, effective [,     2018], the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios – Invesco Oppenheimer V.I. Capital Appreciation Fund, Invesco Oppenheimer V.I. Conservative Balanced Fund, Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Invesco Oppenheimer V.I. Global Fund, Invesco Oppenheimer V.I. Global Multi-Alternatives Fund, Invesco Oppenheimer V.I. Global Strategic Income Fund, Invesco Oppenheimer V.I. Government Money Fund, Invesco Oppenheimer V.I. International Growth Fund, Invesco Oppenheimer V.I. Main Street Fund, Invesco Oppenheimer V.I. Main Street Small Cap Fund, and Invesco Oppenheimer V.I. Total Return Bond Fund (collectively, the “Funds”);

WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of [                 ].

By:

Names: Jeffrey H. Kupor
Title: Senior Vice President

EXHIBIT 1

SCHEDULE A

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. American Franchise Fund	Series I Shares Series II Shares

Invesco V.I. American Value Fund	Series I Shares Series II Shares

Invesco V.I. Balanced-Risk Allocation Fund	Series I Shares Series II Shares

Invesco V.I. Comstock Fund	Series I Shares Series II Shares

Invesco V.I. Core Equity Fund	Series I Shares Series II Shares

Invesco V.I. Core Plus Bond Fund	Series I Shares Series II Shares

Invesco V.I. Diversified Dividend Fund	Series I Shares Series II Shares

Invesco V.I. Equity and Income Fund	Series I Shares Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund	Series I Shares Series II Shares

Invesco V.I. Global Core Equity Fund	Series I Shares Series II Shares

Invesco V.I. Health Care Fund	Series I Shares Series II Shares

Invesco V.I. Global Real Estate Fund	Series I Shares Series II Shares

Invesco V.I. Government Money Market Fund	Series I Shares Series II Shares

Invesco V.I. Government Securities Fund	Series I Shares Series II Shares

Invesco V.I. Growth and Income Fund	Series I Shares Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. High Yield Fund	Series I Shares Series II Shares

Invesco V.I. International Growth Fund	Series I Shares Series II Shares

Invesco V.I. Managed Volatility Fund	Series I Shares Series II Shares

Invesco V.I. Mid Cap Core Equity Fund	Series I Shares Series II Shares

Invesco V.I. Mid Cap Growth Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Capital Appreciation Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Conservative Balanced Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Global Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Global Multi-Alternatives Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Global Strategic Income Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Government Money Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. International Growth Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Main Street Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Main Street Small Cap Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Total Return Bond Fund	Series I Shares Series II Shares

Invesco V.I. S&P 500 Index Fund	Series I Shares Series II Shares

Invesco V.I. Small Cap Equity Fund	Series I Shares Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. Technology Fund	Series I Shares Series II Shares

Invesco V.I. Value Opportunities Fund	Series I Shares Series II Shares